Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports 2015 Adjusted EPS Grew 25.5%

Provides 2016 Adjusted EPS and Revenue Guidance

COLUMBUS, Ga., January 26, 2016 — TSYS (NYSE: TSS) today reported results for the 2015 fourth quarter and full year.

“We were especially pleased with our operational performance and 12.9% revenue growth in the fourth quarter. Our full year financial results for 2015 were outstanding and they marked the third year in a row of double digit growth in revenues, adjusted operating income and adjusted earnings per share,” said M. Troy Woods, chairman, president and chief executive officer of TSYS.

“We repurchased 3.0 million shares of our stock in the fourth quarter for $158.6 million, bringing the total for the year to 5.2 million shares for $242.1 million. Including our dividends of $73.7 million, we returned $315.8 million to our shareholders, which was in excess of 92% of available free cash flow for the year and an increase of 31.5% over 2014,” said Woods

Highlights for the full year of 2015 include:

•	Adjusted EPS from continuing operations were $2.46, an increase of 25.5%. On a GAAP basis, basic EPS from continuing operations were $1.97, an increase of 33.3%.

•	Excluding the impact from discrete tax items of approximately $0.13 per share full year, adjusted EPS was $2.33, an increase of 19.0%.

•	Income from continuing operations attributable to TSYS’ shareholders was $362.6 million, an increase of 31.8%.

•	Adjusted EBITDA was $833.9 million, an increase of 17.1%.

•	Total revenues were $2.8 billion, an increase of 13.6%. Revenues before reimbursable items were $2.5 billion, an increase of 14.0%.

•	Adjusted operating margin was 26.7%. GAAP operating margin was 19.2%.

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TSYS Reports 2015 Adjusted EPS Grew 25.5%

Highlights for the fourth quarter of 2015 include:

•	Adjusted EPS from continuing operations were $0.57, a decrease of 1.6%. On a GAAP basis, basic EPS from continuing operations were $0.44, a decrease of 1.2%.

•	Income from continuing operations attributable to TSYS’ shareholders was $81.4 million, a decrease of 2.1%.

•	Adjusted EBITDA was $195.0 million, an increase of 0.7%.

•	Total revenues for the quarter were $716.8 million, an increase of 12.9%. Revenues before reimbursable items were $645.1 million, an increase of 13.3%.

•	Adjusted operating margin was 23.4%. GAAP operating margin was 16.4%.

“Our guidance for 2016 includes revenue growth in all four of our segments as we continue to expect broad based performance gains in our business,” said Woods.

	2016 Financial Outlook
	Range
	(in millions, except per share amounts)			Percent Change
Total revenues	$2,900	to	$2,946	4%	to	6%
Revenues before reimbursable items	$2,624	to	$2,674	5%	to	7%
Adjusted EPS attributable to TSYS common shareholders from continuing operations*	$2.56	to	$2.62	4%	to	7%

* Average Basic Weighted Shares	184.5

*	Note: The impact of any future share repurchases is not included.

TSYS to Acquire TransFirst

TSYS also announced today that it has entered into a definitive agreement with Vista Equity Partners to acquire TransFirst, a Vista portfolio company and a leading U.S. merchant solutions provider, in an all-cash transaction valued at approximately $2.35 billion. Please refer to the separate press release issued by TSYS today for additional details regarding the transaction.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 26. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

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TSYS Reports 2015 Adjusted EPS Grew 25.5%

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 10 to 13 of this release.

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief People-Centered Payments®. By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and has been named one of the 2015 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

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TSYS Reports 2015 Adjusted EPS Grew 25.5%

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2016 total revenues, revenues before reimbursable items and adjusted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces Fourth Quarter 2015 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2015	2014	Change	2015	2014	Change
Total revenues	$716,843	635,104	12.9%	$2,779,541	2,446,877	13.6%

Cost of services	489,040	422,129	15.9	1,855,181	1,668,892	11.2
Selling, general and administrative expenses	109,898	90,202	21.8	390,253	346,345	12.7

Total expenses	598,938	512,331	16.9	2,245,434	2,015,237	11.4

Operating income	117,905	122,773	(4.0)	534,107	431,640	23.7

Nonoperating expenses	(9,237)	(8,516)	(8.5)	(37,219)	(38,711)	3.9

Income before income taxes, noncontrolling interests and equity in income of equity investments	108,668	114,257	(4.9)	496,888	392,929	26.5
Income taxes	32,160	35,428	(9.2)	151,364	129,761	16.6

Income before noncontrolling interests and equity in income of equity investments	76,508	78,829	(2.9)	345,524	263,168	31.3
Equity in income of equity investments, net of tax	6,797	5,751	18.2	22,106	17,583	25.7

Income from continuing operations, net of tax	83,305	84,580	(1.5)	367,630	280,751	30.9
Gain (Loss) from discontinued operations, net of tax	1,411	(3,338)	nm	1,411	48,655	(97.1)

Net income	84,716	81,242	4.3	369,041	329,406	12.0
Net income attributable to noncontrolling interests	(1,888)	(1,382)	(36.6)	(4,997)	(6,534)	23.5

Net income attributable to TSYS common shareholders	$82,828	79,860	3.7%	$364,044	322,872	12.8%

Basic earnings per share (EPS):
Income from continuing operations to TSYS common shareholders*	$0.44	0.45	(1.2)%	$1.97	1.48	33.3%
Gain (Loss) from discontinued operations to TSYS common shareholders*	0.01	(0.02)	nm	0.01	0.26	(97.0)

Basic EPS	$0.45	0.43	4.8%	$1.98	1.73	14.1%

Diluted EPS:
Income from continuing operations to TSYS common shareholders*	$0.44	0.45	(1.2)%	$1.96	1.47	33.5%
Gain (Loss) from discontinued operations to TSYS common shareholders*	0.01	(0.02)	nm	0.01	0.25	(97.0)

Diluted EPS	$0.45	0.43	4.8%	$1.97	1.72	14.2%

Weighted average shares outstanding: (includes participating securities)
Basic	183,376	185,221		184,082	186,222

Diluted	184,581	186,420		185,239	187,681

Dividends declared per share	$0.10	0.10		$0.40	0.40

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$81,417	83,198	(2.1)%	$362,633	275,216	31.8%
Gain (Loss) from discontinued operations, net of tax	1,411	(3,338)	nm	1,411	47,656	(97.0)

Net income	$82,828	79,860	3.7%	$364,044	322,872	12.8%

Non-GAAP measures:
Adjusted EPS from continuing operations	$0.57	0.58	(1.6)%	$2.46	1.96	25.5%

Adjusted EBITDA	$195,031	193,738	0.7%	$833,920	712,267	17.1%

nm = not meaningful

* EPS amounts may not total due to rounding.

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TSYS Announces Fourth Quarter 2015 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2015	2014	$	%	2015	2014	$	%
Revenues before reimbursable items:
North America Services	$300,265	255,539	44,726	17.5%	$1,147,254	954,082	193,172	20.2%
International Services	87,126	92,895	(5,769)	(6.2)	331,159	341,785	(10,626)	(3.1)
Merchant Services	122,053	107,677	14,376	13.4	474,040	435,649	38,391	8.8
NetSpend	144,034	119,165	24,869	20.9	580,377	482,686	97,691	20.2
Intersegment revenues	(8,383)	(5,975)	(2,408)	(40.3)	(33,481)	(21,224)	(12,257)	(57.8)

Revenues before reimbursable items from external customers	$645,095	569,301	75,794	13.3%	$2,499,349	2,192,978	306,371	14.0%

Total revenues:
North America Services	$349,764	299,429	50,335	16.8%	$1,334,258	1,117,764	216,494	19.4%
International Services	93,128	98,650	(5,522)	(5.6)	354,725	363,359	(8,634)	(2.4)
Merchant Services	139,693	125,296	14,397	11.5	549,369	510,120	39,249	7.7
NetSpend	144,034	119,165	24,869	20.9	580,377	482,686	97,691	20.2
Intersegment revenues	(9,776)	(7,436)	(2,340)	(31.5)	(39,188)	(27,052)	(12,136)	(44.9)

Revenues from external customers	$716,843	635,104	81,739	12.9%	$2,779,541	2,446,877	332,664	13.6%

Depreciation and amortization:
North America Services	$26,712	23,136	3,576	15.5%	$99,544	86,513	13,031	15.1%
International Services	8,808	9,733	(925)	(9.5)	34,892	38,909	(4,017)	(10.3)
Merchant Services	4,874	3,980	894	22.5	18,268	14,571	3,697	25.4
NetSpend	3,139	1,730	1,409	81.4	10,686	7,509	3,177	42.3

Segment depreciation and amortization	43,533	38,579	4,954	12.8	163,390	147,502	15,888	10.8
Acquisition intangible amortization	22,920	24,166	(1,246)	(5.2)	92,522	96,971	(4,449)	(4.6)
Corporate admin and other	593	446	147	33.0	2,352	2,147	205	9.5

Total depreciation and amortization	$67,046	63,191	3,855	6.1%	$258,264	246,620	11,644	4.7%

Adjusted segment operating income:
North America Services	$104,162	99,620	4,542	4.6%	$429,064	351,512	77,552	22.1%
International Services	21,381	22,849	(1,468)	(6.4)	60,087	55,123	4,964	9.0
Merchant Services	33,033	31,399	1,634	5.2	150,225	134,872	15,353	11.4
NetSpend	28,614	32,742	(4,128)	(12.6)	137,837	128,285	9,552	7.4

Total adjusted segment operating income	187,190	186,610	580	0.3	777,213	669,792	107,421	16.0
Acquisition intangible amortization	(22,920)	(24,166)	1,246	5.2	(92,522)	(96,971)	4,449	4.6
NetSpend M&A operating expenses	—	(3)	3	nm	—	(3,217)	3,217	nm
Share-based compensation	(10,080)	(7,771)	(2,309)	(29.7)	(41,549)	(30,790)	(10,759)	(34.9)
Corporate admin and other	(36,285)	(31,897)	(4,388)	(13.8)	(109,035)	(107,174)	(1,861)	(1.7)

Operating income	$117,905	122,773	(4,868)	(4.0)%	$534,107	431,640	102,467	23.7%

Other:
Reimbursable items:
North America Services	$49,499	43,890	5,609	12.8%	$187,004	163,682	23,322	14.2%
International Services	6,002	5,755	247	4.3	23,566	21,574	1,992	9.2
Merchant Services	17,640	17,619	21	0.1	75,329	74,471	858	1.2
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,393)	(1,461)	68	4.7	(5,707)	(5,828)	121	2.1

Reimbursable items	$71,748	65,803	5,945	9.0%	$280,192	253,899	26,293	10.4%

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TSYS Announces Fourth Quarter 2015 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	December 31, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$389,328	289,183
Accounts receivable, net	314,705	283,203
Other current assets	180,690	118,167

Total current assets	884,723	690,553
Goodwill	1,545,424	1,547,397
Other intangible assets, net	328,320	404,107
Property, equipment and software, net	694,968	656,733
Other long term assets	456,685	434,791

Total assets	$3,910,120	3,733,581

Liabilities
Current liabilities:
Accounts payable	$52,213	48,793
Bonds, notes and capital leases	53,832	50,911
Other current liabilities	234,993	196,809

Total current liabilities	341,038	296,513
Bonds, notes and capital leases, excluding current portion	1,383,634	1,405,106
Other long-term liabilities	313,356	309,826

Total liabilities	2,038,028	2,011,445

Redeemable noncontrolling interest	23,410	22,492

Equity
Shareholders’ equity	1,843,019	1,692,762

Noncontrolling interests in consolidated subsidiaries	5,663	6,882

Total equity	1,848,682	1,699,644

Total liabilities and equity	$3,910,120	3,733,581

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TSYS Announces Fourth Quarter 2015 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2015	2014
Cash flows from operating activities:
Net income	$369,041	329,406
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on disposal of subsidiaries	(3,568)	(86,961)
Equity in income of equity investments	(22,106)	(17,583)
Dividends received from equity investments	12,097	9,189
Depreciation and amortization	258,264	248,018
Other noncash adjustments	64,034	67,427
Changes in operating assets and liabilities:	(77,568)	10,705

Net cash provided by operating activities	600,194	560,201
Net cash used in investing activities	(202,184)	(226,607)
Net cash used in financing activities	(290,754)	(316,473)
Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(7,111)	(6,168)

Net increase in cash and cash equivalents	100,145	10,953
Cash and cash equivalents at beginning of period	289,183	278,230

Cash and cash equivalents at end of period	$389,328	289,183

Supplemental - Non-GAAP:
Net cash provided by operating activities	$600,194	560,201
Capital expenditures	(203,315)	(235,924)

Free cash flow	396,879	324,277
Principal payments on debt and capital leases	(54,719)	(69,939)

Available free cash flow	$342,160	254,338

Dividends paid on common stock	73,677	74,796
Repurchase of common stock under plans	242,085	165,297

Available free cash flow returned to shareholders	$315,762	240,093

Percent available free cash flow returned to shareholders	92.3%	94.4%

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TSYS Announces Fourth Quarter 2015 Earnings

TSYS

Supplemental Information

(unaudited)

Other

Accounts on File (AOF):

	Total Accounts on File
(in millions)	December 2015	December 2014	% Change
Consumer Credit	382.1	270.0	41.5
Retail	26.1	28.4	(7.9)

Total Consumer	408.2	298.4	36.8
Commercial	45.4	41.6	9.2
Other	26.6	22.4	18.8

Subtotal	480.2	362.4	32.5
Prepaid*/Stored Value	97.2	127.3	(23.7)
Government Services	79.3	67.4	17.8
Commercial Card Single Use	75.8	59.6	27.1

Total AOF	732.5	616.7	18.8

* Prepaid does not include NetSpend accounts

Growth in Accounts on File (in millions):

	December 2014 to December 2015	December 2013 to December 2014
Beginning balance	616.7	541.0
Change in accounts on file due to:
Internal growth of existing clients	42.2	40.0
New clients	145.6	75.3
Purges/Sales	(29.0)	(39.0)
Deconversions	(43.0)	(0.6)

Ending balance	732.5	616.7

Segment data:

	Three Months Ended December 31,
			Change
	2015	2014	Inc(Dec)%
North America Segment:
Transactions (in millions)	4,264.9	2,980.0	1,284.9	43.1%

International Segment:
Transactions (in millions)	661.7	618.1	43.5	7.0%

Merchant Segment:
Point-of-sale transactions (in millions)	1,075.2	991.0	84.2	8.5%
Dollar sales volume (in millions)	$12,401.1	$12,392.6	$8.5	0.1%

NetSpend Segment:
Gross dollar volume (in millions)	$5,692.0	$4,691.5	$1,000.5	21.3%

	Twelve Months Ended December 31,
			Change
	2015	2014	Inc(Dec)%
North America Segment:
AOF (in millions)	654.1	550.0	104.1	18.9%
Transactions (in millions)	15,774.5	10,838.0	4,936.5	45.5%

International Segment:
AOF (in millions)	78.5	66.6	11.9	17.8%
Transactions (in millions)	2,473.6	2,268.4	205.2	9.0%

Merchant Segment:
Point-of-sale transactions (in millions)	4,266.5	4,052.7	213.8	5.3%
Dollar sales volume (in millions)	$48,072.7	$46,846.4	$1,226.3	2.6%

NetSpend Segment:
Gross dollar volume (in millions)	$24,274.9	$20,296.0	$3,978.9	19.6%

Direct deposit 90-day active cards (in thousands)	1,895.0	1,610.2	284.8	17.7%
90-day active cards (in thousands)	3,894.1	3,215.0	679.1	21.1%
% of 90-day active cards with direct deposit	48.7%	50.1%

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TSYS Announces Fourth Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents fourth quarter 2015 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 14.9% as compared to a reported GAAP increase of 13.6%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedule also provides a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Fourth Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2015	2014	Change	2015	2014	Change
Consolidated
Constant currency (1)	$722,581	635,104	13.8%	$2,810,999	2,446,877	14.9%
Foreign currency impact (2)	(5,738)	—		(31,458)	—

Total revenues	$716,843	635,104	12.9%	$2,779,541	2,446,877	13.6%

Constant currency (1)	$650,484	569,301	14.3%	$2,528,775	2,192,978	15.3%
Foreign currency impact (2)	(5,389)	—		(29,426)	—

Total revenues before reimbursable items	$645,095	569,301	13.3%	$2,499,349	2,192,978	14.0%

Constant currency (1)	$118,297	122,773	(3.6)%	$535,204	431,640	24.0%
Foreign currency impact (2)	(392)	—		(1,097)	—

Operating income	$117,905	122,773	(4.0)%	$534,107	431,640	23.7%

International Services
Constant currency (1)	$98,707	98,650	0.1%	$385,676	363,359	6.1%
Foreign currency impact (2)	(5,579)	—		(30,951)	—

Total revenues	$93,128	98,650	(5.6)%	$354,725	363,359	(2.4)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2015	2014	Change	2015	2014	Change
Total revenues	$716,843	635,104	12.9%	$2,779,541	2,446,877	13.6%
Reimbursable items	71,748	65,803	9.0	280,192	253,899	10.4

Revenues before reimbursable items	$645,095	569,301	13.3%	$2,499,349	2,192,978	14.0%

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TSYS Announces Fourth Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2015	2014	Change	2015	2014	Change
Income from continuing operations attributable to TSYS common shareholders	$81,417	83,198	(2.1)%	$362,633	275,216	31.8%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$15,580	17,747	(12.2)%	61,525	65,127	(5.5)
Add: Share-based compensation, net of taxes	6,933	5,777	20.0	27,954	20,944	33.5
Add: NetSpend M&A expenses, net of taxes*	—	3	nm	—	3,115	nm

Adjusted earnings	$103,930	106,725	(2.6)%	$452,112	364,402	24.1%

Add/deduct: Federal & state R&D credits and related expenses, net of tax	118	—	na	(23,440)	—	na

Adjusted earnings without impact of one-time tax items	$104,048	106,725	(2.5)%	$428,672	364,402	17.6%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.44	0.45	(1.2)%	$1.97	1.48	33.3%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.09	0.10	(11.3)	0.33	0.35	(4.4)
Add: Share-based compensation, net of taxes	0.04	0.03	21.2	0.15	0.11	34.9
Add: NetSpend M&A expenses, net of taxes*	—	—	nm	—	0.02	nm

Adjusted EPS **	$0.57	0.58	(1.6)%	$2.46	1.96	25.5%

Add/deduct: Federal & state R&D credits and related expenses, net of tax	0.00	—	na	(0.13)	—	na

Adjusted EPS without impact of one-time tax items	$0.57	0.58	(1.5)%	$2.33	1.96	19.0%

Weighted average shares outstanding	183,376	185,221		184,082	186,222

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2015	2014	Change	2015	2014	Change
Net income	$84,716	81,242	4.3%	$369,041	329,406	12.0%
Adjust for:
Deduct: Income from discontinued operations	(1,411)	3,338	nm	(1,411)	(48,655)	97.1
Deduct: Equity in income of equity investments	(6,797)	(5,751)	(18.2)	(22,106)	(17,583)	(25.7)
Add: Income taxes	32,160	35,428	(9.2)	151,364	129,761	16.6
Add: Nonoperating expense	9,237	8,516	8.5	37,219	38,711	(3.9)
Add: Depreciation and amortization	67,046	63,191	6.1	258,264	246,620	4.7

EBITDA	$184,951	185,964	(0.5)%	$792,371	678,260	16.8%
Adjust for:
Add: Share-based compensation	10,080	7,771	29.7	41,549	30,790	34.9
Add: NetSpend M&A operating expenses	—	3	nm	—	3,217	nm

Adjusted EBITDA	$195,031	193,738	0.7%	$833,920	712,267	17.1%

Add/deduct: State R&D credits and related expenses	181	—	na	(14,903)	—	na

Adjusted EBITDA without impact of one-time tax items	$195,212	193,738	0.8%	$819,017	712,267	15.0%

nm = not meaningful

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TSYS Announces Fourth Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Segment Operating Margin and Consolidated Adjusted Operating Margin

(unaudited)

(in thousands)

	Three Months Ended December 31, 2015			Three Months Ended December 31, 2014
	Adjusted Segment	Revenues before	Adjusted	Adjusted Segment	Revenues before	Adjusted
	Operating Income	Reimbursable Items	Operating Margin	Operating Income	Reimbursable Items	Operating Margin
North America Services	$104,162	300,265	34.69%	$99,620	255,539	38.98%
International Services	21,381	87,126	24.54	22,849	92,895	24.60
Merchant Services	33,033	122,053	27.06	31,399	107,677	29.16
NetSpend	28,614	144,034	19.87	32,742	119,165	27.48
Intersegment	—	(8,383)		—	(5,975)
Corporate admin and other	(36,285)			(31,897)

Adjusted operating margin	$150,905	645,095	23.39%	$154,713	569,301	27.18%
Acquisition intangible amortization	(22,920)			(24,166)
NetSpend M&A operating expenses	—			(3)
Share-based compensation	(10,080)			(7,771)

Operating income and margin*	$117,905	645,095	18.28%	$122,773	569,301	21.57%
Reimbursable items		71,748			65,803

Operating income and margin (US GAAP)	$117,905	716,843	16.45%	$122,773	635,104	19.33%

	Twelve Months Ended December 31, 2015			Twelve Months Ended December 31, 2014
	Adjusted Segment	Revenues before	Adjusted	Adjusted Segment	Revenues before	Adjusted
	Operating Income	Reimbursable Items	Operating Margin	Operating Income	Reimbursable Items	Operating Margin
North America Services	$429,064	1,147,254	37.40%	$351,512	954,082	36.84%
International Services	60,087	331,159	18.14	55,123	341,785	16.13
Merchant Services	150,225	474,040	31.69	134,872	435,649	30.96
NetSpend	137,837	580,377	23.75	128,285	482,686	26.58
Intersegment	—	(33,481)		—	(21,224)
Corporate admin and other	(109,035)			(107,174)

Adjusted operating margin	$668,178	2,499,349	26.73%	$562,618	2,192,978	25.66%
Acquisition intangible amortization	(92,522)			(96,971)
NetSpend M&A operating expenses	—			(3,217)
Share-based compensation	(41,549)			(30,790)

Operating income and margin*	$534,107	2,499,349	21.37%	$431,640	2,192,978	19.68%
Reimbursable items		280,192			253,899

Operating income and margin (US GAAP)	$534,107	2,779,541	19.22%	$431,640	2,446,877	17.64%

*	Operating margin on revenue before reimbursable items

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